                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                         $    302,846.99
     Available Funds:
         Contract Payments due and received in this period                                         2,082,105.55
         Contract Payments due in prior period(s) and received in this period                         59,574.69
         Contract Payments received in this period for next period                                    78,260.29
         Sales, Use and Property Tax payments received                                                45,295.51
         Prepayment Amounts related to early termination in this period                                3,268.19
         Servicer Advance                                                                            536,641.76
         Proceeds received from recoveries on previously Defaulted Contracts                               0.00
         Transfer from Reserve Account                                                             2,087,549.44
         Interest earned on Collection Account                                                         3,240.79
         Interest earned on SPG Account                                                                  126.54
         Proceeds from repurchase of Contracts per Contribution and
           Servicing Agreement Section 5.03                                                                0.00
         Amounts paid per Contribution and Servicing Agreement Section
           7.01 (Substituted contract < Predecessor contract)                                              0.00
         Amounts paid under insurance policies                                                             0.00
         Maintenance, Late Charges and any other amounts                                                   0.00

                                                                                                ---------------
     Total Available Funds                                                                         5,198,909.75
     Less: Amounts to be Retained in Collection Account                                              287,140.20
                                                                                                ---------------
     AMOUNT TO BE DISTRIBUTED                                                                      4,911,769.55
                                                                                                ===============
     DISTRIBUTION OF FUNDS:
         1.  To Trustee - Fees (paid from Servicers Fees, see section X.)                                  0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances              157,980.39
         3.  To Noteholders (For Servicer Report immediately following the
                Final Additional Closing Date)
                 a) Class A1 Principal and Interest                                                        0.00
                 a) Class A2 Principal (distributed after A1 Note matures) and Interest                    0.00
                 a) Class A3 Principal (distributed after A2 Note matures) and Interest                    0.00
                 a) Class A4 Principal (distributed after A3 Note matures) and Interest            4,658,796.93
                 a) Class A5 Principal (distributed after A4 Note matures) and Interest                    0.00
                 b) Class B Principal and Interest                                                     4,160.31
                 c) Class C Principal and Interest                                                     8,519.55
                 d) Class D Principal and Interest                                                     6,266.67
                 e) Class E Principal and Interest                                                    10,299.76

         4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                       0.00
         5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                 a) Residual Interest (Provided no Restricting or Amortization Event in effect)            0.00
                 b) Residual Principal (Provided no Restricting or Amortization Event in effect)           0.00
                 c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                    in effect)                                                                             0.00
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other
             amounts                                                                                  48,662.84
         7.  To Servicer, Servicing Fee and other Servicing Compensations                             17,083.11
                                                                                                ---------------
     TOTAL FUNDS DISTRIBUTED                                                                       4,911,769.55
                                                                                                ===============
     End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                           287,140.20
                                                                                                ===============
II. RESERVE ACCOUNT

Beginning Balance                                                                                  2,084,055.36
    - Add Investment Earnings                                                                          3,494.08
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00
    - Less Distribution to Certificate Account                                                     2,087,549.44
                                                                                                ---------------
End of period balance                                                                                      0.00
                                                                                                ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                         2,702,437.25
                                                                                                ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                            33,766,729.45
                 Pool B                                                             6,333,934.05
                                                                                ----------------
                                                                                                     40,100,663.50
Class A Overdue Interest, if any                                                            0.00
Class A Monthly Interest - Pool A                                                     203,163.16
Class A Monthly Interest - Pool B                                                      38,109.17

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  3,629,694.15
Class A Monthly Principal - Pool B                                                    787,830.46
                                                                                ----------------
                                                                                                      4,417,524.60
Ending Principal Balance of the Class A Notes
                 Pool A                                                            30,137,035.30
                 Pool B                                                             5,546,103.59
                                                                                ----------------     -------------
                                                                                                     35,683,138.90
                                                                                                     =============
IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                                                   0.00
                 Class A2                                                                   0.00
                 Class A3                                                                   0.00
                 Class A4                                                          40,100,663.50
                 Class A5                                                                   0.00
                                                                                ----------------
Class A Monthly Interest                                                                             40,100,663.50
                 Class A1 (Actual Number Days/360)                                          0.00
                 Class A2                                                                   0.00
                 Class A3                                                                   0.00
                 Class A4                                                             241,272.33
                 Class A5                                                                   0.00
                                                                                ----------------
Class A Monthly Principal
                 Class A1                                                                   0.00
                 Class A2                                                                   0.00
                 Class A3                                                                   0.00
                 Class A4                                                           4,417,524.60
                 Class A5                                                                   0.00
                                                                                ----------------
                                                                                                      4,417,524.60
Ending Principal Balance of the Class A Notes
                 Class A1                                                                   0.00
                 Class A2                                                                   0.00
                 Class A3                                                                   0.00
                 Class A4                                                          35,683,138.90
                 Class A5                                                                   0.00
                                                                                ----------------     -------------
                                                                                                     35,683,138.90
                                                                                                     =============
Class A5

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                           Pool A                                                     575,844.41
                           Pool B                                                     108,041.91
                                                                                ----------------
                                                                                                        683,886.32
     Class B Overdue Interest, if any                                                       0.00
     Class B Monthly Interest - Pool A                                                  3,503.05
     Class B Monthly Interest - Pool B                                                    657.25

     Class B Overdue Principal, if any                                                      0.00
     Class B Monthly Principal - Pool A                                                     0.00
     Class B Monthly Principal - Pool B                                                     0.00
                                                                                ----------------
                                                                                                              0.00
     Ending Principal Balance of the Class B Notes
                           Pool A                                                     575,844.41
                           Pool B                                                     108,041.91
                                                                                ----------------     -------------
                                                                                                        683,886.32
                                                                                                     =============
VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                           Pool A                                                   1,150,907.75
                           Pool B                                                     215,864.89
                                                                                ----------------
                                                                                                      1,366,772.64
     Class C Overdue Interest, if any                                                       0.00
     Class C Monthly Interest - Pool A                                                  7,173.99
     Class C Monthly Interest - Pool B                                                  1,345.56

     Class C Overdue Principal, if any                                                      0.00
     Class C Monthly Principal - Pool A                                                     0.00
     Class C Monthly Principal - Pool B                                                     0.00
                                                                                ----------------
                                                                                                              0.00
     Ending Principal Balance of the Class C Notes
                           Pool A                                                   1,150,907.75
                           Pool B                                                     215,864.89
                                                                                ----------------     -------------
                                                                                                      1,366,772.64
                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                           Pool A                                                     767,532.15
                           Pool B                                                     143,982.94
                                                                                ----------------
                                                                                                        911,515.09
     Class D Overdue Interest, if any                                                       0.00
     Class D Monthly Interest - Pool A                                                  5,276.78
     Class D Monthly Interest - Pool B                                                    989.88

     Class D Overdue Principal, if any                                                      0.00
     Class D Monthly Principal - Pool A                                                     0.00
     Class D Monthly Principal - Pool B                                                     0.00
                                                                                ----------------
                                                                                                              0.00
     Ending Principal Balance of the Class D Notes
                           Pool A                                                     767,532.15
                           Pool B                                                     143,982.94
                                                                                ----------------     -------------
                                                                                                        911,515.09
                                                                                                     =============
VIII. CLASS E NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class E Notes
                           Pool A                                                     959,220.01
                           Pool B                                                     179,923.88
                                                                                ----------------
                                                                                                      1,139,143.89
     Class E Overdue Interest, if any                                                       0.00
     Class E Monthly Interest - Pool A                                                  8,672.95
     Class E Monthly Interest - Pool B                                                  1,626.81

     Class E Overdue Principal, if any                                                      0.00
     Class E Monthly Principal - Pool A                                                     0.00
     Class E Monthly Principal - Pool B                                                     0.00
                                                                                ----------------
                                                                                                              0.00
     Ending Principal Balance of the Class E Notes
                           Pool A                                                     959,220.01
                           Pool B                                                     179,923.88
                                                                                ----------------     -------------
                                                                                                      1,139,143.89
                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
                           Pool A                                                   1,276,685.64
                           Pool B                                                     251,943.13
                                                                                ----------------
                                                                                                      1,528,628.77
     Residual Interest - Pool A                                                             0.00
     Residual Interest - Pool B                                                             0.00

     Residual Principal - Pool A                                                            0.00
     Residual Principal - Pool B                                                            0.00              0.00

     Ending Residual Principal Balance
                           Pool A                                                   1,276,685.64     -------------
                           Pool B                                                     251,943.13      1,528,628.77
                                                                                ----------------     =============

X.  PAYMENT TO SERVICER

     - Collection period Servicer Fee                                                                    17,083.11
     - Collection period Trustee Fee                                                                     (5,126.60)
     - Servicer Advances reimbursement                                                                  157,980.39
     - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   48,662.84
                                                                                                     -------------
     Total amounts due to Servicer                                                                      218,599.74
                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XI.AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  38,369,599.53

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,401,934.87
                                                                                                                     --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     35,967,664.66
                                                                                                                     ==============
       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                             1,895,485.68

           - Principal portion of Prepayment Amounts                                                      3,268.19

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                503,181.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                     -------------
                           Total Decline in Aggregate Discounted Contract Balance                     2,401,934.87
                                                                                                     =============

POOL B

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                   7,185,351.53

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                  521,343.50
                                                                                                                     --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                      6,664,008.03
                                                                                                                     ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                               521,343.50

           - Principal portion of Prepayment Amounts                                                          0.00

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                     -------------
                           Total Decline in Aggregate Discounted Contract Balance                       521,343.50
                                                                                                     =============
                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    42,631,672.69
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A
                              Discounted                                 Discounted
         Lease #            Present Value                 Lease #      Present Value
-----------------------    ---------------             -------------   --------------
#* 9900321-401 (08/03)       $   2,363.82                                       $0.00
#* 2413-001 (11/03)          $ 385,582.48
#* 2932-001 (12/03)          $ 501,144.35
#* 9805562-403 (12/03)       $   2,036.65

                                                       -------------
                                             Totals:   $  891,127.30

       POOL B
                              Discounted                                 Discounted
       Lease #              Present Value                 Lease #      Present Value
-----------------------    ---------------             -------------   --------------
#* 863-507 (08/03)            13,927.42                                          0.00
#* 1459-003 (11/03)          102,464.81
#* 1459-004 (11/03)           12,371.50
                                                        -----------
                                             Totals:     128,763.73

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS            1,019,891.03
   b) ADCB AT  CLOSING DATE                                            270,243,724.70
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                               0.38%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A
                                                                                     Predecessor
                                                     Discounted     Predecessor       Discounted
     Lease #        Lessee Name                    Present Value       Lease #       Present Value
     -------       ------------                    -------------   -------------    ---------------
        3024-003                                   1,289,113.68         1667-003       1,466,069.44
                       CASH                          176,955.76
        1743-004                                   1,539,883.34         2425-001       1,890,612.33
        3221-001                                   1,496,892.51         2427-001       1,194,070.97
        3307-001                                   1,181,820.77          917-503         644,152.99
        3323-003                                   1,162,123.59         1004-503          77,559.49
                                                                        1048-501         896,884.04
                                                                        1049-504         644,152.99
                                                                        1050-504          85,901.56
                                                   -------------                    ---------------
                                   Totals:         $6,846,789.65                    $  6,899,403.81

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $  6,899,403.81
    b) ADCB OF POOL A AT CLOSING DATE                                               $211,061,551.13
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
       Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of
        Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in
        Collection Account per Contribution & Servicing Agreement
        Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
    RELATED COLLECTION PERIOD                                      YES      NO  X
                                                                       ___     ___

      POOL B
                                                                        Predecessor
                                          Discounted     Predecessor     Discounted
     Lease #       Lessee Name           Present Value      Lease #    Present Value
    --------       ------------          -------------   -----------   -------------
                   NONE
                                         -------------                 -------------
                               Totals:   $0.00                         $        0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL
          PREPAID CONTRACTS                                            $         0.00
    b) ADCB OF POOL B AT CLOSING DATE                                  $59,182,173.57
    c) (CANNOT EXCEED 10% OVER THE LIFE OF
          THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
         (>180 DAYS), THE SERVICER HAS FAILED
             TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
             FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
       Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of
       Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in
       Collection Account per Contribution & Servicing
           Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                    YES      NO  X
                                                             ___     ___


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING

                                                                                        Predecessor
                                                        Discounted     Predecessor       Discounted
   Lease #        Lessee Name                         Present Value      Lease #       Present Value
------------   ----------------                       -------------    -----------    ---------------
2841-001                                              $1,121,500.51       2207-001    $    551,274.29
2004383-1                                             $  512,828.61       2207-002    $  1,160,782.50
2005209-2                                             $  252,655.70       2207-003    $    181,136.33
               CASH                                   $    6,208.31
2875-007                                              $1,629,015.55       2337-001    $  1,215,773.70
3024-003                                              $1,495,882.60       4283-401    $    286,487.54
                                                                          2314-002    $  1,209,395.06
3718-005                                              $1,711,481.42       1969-003    $  1,251,411.72
                                                                          1954-002    $    221,077.49
                                                                          1954-003    $     74,796.06
                                                                          1095-501    $    209,827.19
                                                      -------------                   ---------------
                                            Totals:   $6,729,572.70                   $  6,361,961.88

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                      6,361,961.88
    b) ADCB OF POOL A AT CLOSING DATE                                                 $211,061,551.13
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
    RELATED COLLECTION PERIOD                                          YES           NO  X
                                                                           ____         ____

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                Predecessor
                                            Discounted         Predecessor      Discounted
  Lease #      Lessee Name                 Present Value         Lease #      Present Value
----------   ---------------             ---------------      -------------  ---------------
             NONE

                                         ---------------                     ----------------
                               Totals:             $0.00                     $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                 $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                            $  59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
       Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute
       Receivables                                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement
         Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                            YES                NO     X
                                                                       _____             _____


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 15, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.      AGGREGATE DISCOUNTED CONTRACT
           BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                    TOTAL OUTSTANDING CONTRACTS
        This Month                       11,583,225.00    This Month                      42,631,672.69
        1 Month Prior                     4,252,945.01    1 Month Prior                   45,554,951.06
        2 Months Prior                    1,355,833.97    2 Months Prior                  48,464,334.85

        Total                            17,192,003.98    Total                           136,650,958.60

        a) 3 MONTH AVERAGE                5,730,667.99    b) 3 MONTH AVERAGE               45,550,319.53

        c) a/b                                   12.58%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                           Yes  X       No
                                                                                                               ___         ___
3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                              Yes  X       No
                                                                                                               ___         ___
        B. An Indenture Event of Default has occurred and is then continuing?                              Yes          No
                                                                                                               ___         ___

4.      Has a Servicer Event of Default occurred?                                                          Yes          No
                                                                                                               ___         ___

5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                                   Yes  X       No
                                                                                                               ___         ___
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
           not remedied within 90 days?                                                                    Yes          No
                                                                                                               ___         ___
        C. As of any Determination date, the sum of all defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                                     Yes          No  X
                                                                                                               ___         ___

6.      Aggregate Discounted Contract Balance at Closing Date          Balance           $270,243,724.70
                                                                                         ---------------

        Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                              TOTAL         % of Total
                                                                            A.D.C.B.         A.D.C.B.         A.D.C.B.
                                                                          ------------     -------------    ----------
30 Days Overdue                                                           2,964,301.49     42,631,672.69        6.953%
60 Days Overdue                                                             415,001.47     42,631,672.69        0.973%
90 Days Overdue                                                           8,008,640.38     42,631,672.69       18.786%
120 Days Overdue                                                          3,299,110.10     42,631,672.69        7.739%
150 Days Overdue                                                            275,474.52     42,631,672.69        0.646%
180 Days Overdue                                                                  0.00     42,631,672.69        0.000%